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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  June 28, 2000
                                                     -------------

            Oxford Tax Exempt Fund II Limited Partnership
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     (Exact name of registrant as specified in its charter)


     Maryland                  0-25600                   52-1394232
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(State or other             (Commission               (I.R.S. Employer
jurisdiction of              File Number)            Identification No.)
incorporation)



  7200 Wisconsin Avenue, Suite 1100, Bethesda, Maryland  20814
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            (Address of principal executive offices)

                        (301) 654-3100
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       Registrant's telephone number, including area code


                               N/A
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    (Former name or former address, if changed since last report)



















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          OXFORD TAX EXEMPT FUND II LIMITED PARTNERSHIP

                            FORM 8-K
                         CURRENT REPORT

Item 1(b).   Changes in control of registrant.

Oxford Tax Exempt Fund II Limited Partnership (the "Company" or "OTEF") (AMEX: OTF), announced on June 28, 2000 that Apartment Investment and Management Company ("AIMCO") (NYSE:
AIV) has agreed to acquire all of the stock of Oxford Realty Financial Group, Inc. ("ORFG") that it does not already own, as well as other interest in various Oxford entities.
ORFG  is  the  parent  company of  OTEF's  Managing  General
Partner, Oxford Tax Exempt Fund II Corporation. Merrill Lynch & Co. served as financial advisor to ORFG and its affiliates with respect to this transaction. Although closing of the transaction is expected to occur later this year, no assurances can be given that all conditions to closing will be satisfied.

Item 7.   Exhibits

Exhibit 1  Press Release dated June 28, 2000.

































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          OXFORD TAX EXEMPT FUND II LIMITED PARTNERSHIP

                            FORM 8-K
                         CURRENT REPORT

                           SIGNATURES

   Pursuant  to the requirements of the Securities  Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               Oxford Tax Exempt Fund II Limited Partnership

                       By:  Oxford Tax Exempt Fund II
                             Corporation,
                            Managing General Partner of the
                             registrant



Date: July 13, 2000          By: /s/ Marc B. Abrams
      _____________              ---------------------------
                                 Marc B. Abrams,
                                 Senior Vice President
































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For Release 11:00 a.m. EDT
June 28, 2000



News Release

OXFORD TAX EXEMPT FUND ANNOUNCES OXFORD TRANSACTION
June 28, 2000 EDT

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      BETHESDA, MARYLAND- June 28, 2000 - Oxford Tax Exempt  Fund
II  Limited  Partnership (the "Company" or "OTEF")  (AMEX:  OTF),
announced  that  Apartment  Investment  and  Management   Company
("AIMCO") (NYSE: AIV) has agreed to acquire all of the stock of Oxford Realty Financial Group, Inc. ("ORFG"), that it does not already own, as well as other interests in various Oxford entities. ORFG is the parent company of OTEF's Managing General Partner, Oxford Tax Exempt Fund II Corporation (the "Managing
General  Partner").   Merrill Lynch &  Co.  served  as  financial
advisor  to  ORFG  and  its  affiliates  with  respect  to   this
transaction. Although closing of the transaction is expected to occur later this year, no assurances can be given that all conditions to closing will be satisfied.

     AIMCO, a publicly-traded real estate investment trust headquartered in Denver, Colorado, owns and manages a geographically diversified portfolio of approximately 365,000 apartments and is one of the largest owners and managers of apartment communities in the nation. AIMCO has substantial experience with properties financed with tax-exempt bonds, and currently serves as the property manager for 19 of the 21 apartment communities that collateralize the tax-exempt and taxable debt held by OTEF.

     Upon  completion  of this transaction, AIMCO  will  own  the
Managing General Partner of OTEF. AIMCO will also own the managing general partner interests in 20 of the 21 partnerships whose apartment properties are collateral for OTEF's tax-exempt and taxable debt. AIMCO has informed OTEF that AIMCO does not intend to change OTEF's distribution policy.

     The Company's business objective is to provide shareholders with high tax-exempt dividends, plus income growth from investments in tax-exempt mortgage revenue bonds, and related debt and equity investments, secured principally by garden apartment communities located in major U.S. growth markets. The Company's bond investments are generally structured to enable the Company to participate in any growth in the net operating income and appreciation of the underlying properties.

     Questions regarding transfer of BACs should be directed to the Company's registrar and transfer agent at 1-800-368-5948. Any other questions should be directed to the Company's Investor Services group at 1-888-321-OTEF. Visit OTEF's website at www.OTEF.com.


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     For  more information about AIMCO, visit AIMCO's website  at
www.AIMCO.com.

     This press release contains statements that are forward-looking in nature and reflect management's current views with respect to future events and financial performance. These statements are subject to many uncertainties and risks and should not be considered guarantees of financial performance. Actual results may vary materially from these statements based on a number of factors, including, among other things, the actual performance of the properties pledged as collateral for the Company's portfolio, general conditions in the local real estate markets in which the properties are located and prevailing interest rates.